Exhibit 10.3

                                   AMENDMENT
                                       TO
                       PINNACLE WEST CAPITAL CORPORATION
                         ARIZONA PUBLIC SERVICE COMPANY
                           SUNCOR DEVELOPMENT COMPANY
                                      AND
                          EL DORADO INVESTMENT COMPANY
                           DEFERRED COMPENSATION PLAN



              Pinnacle West Capital Corporation ("Pinnacle"), pursuant to the power granted to it by Section 11.2 of the above-named plan (the "Plan"), hereby amends the Plan, effective as of December 1, 1994, by deleting Section 1.28 and inserting in its place the following new Section 1.28:

      "'Retirement' and 'Retires' shall mean, with respect to an employee, severance from employment with all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of: (a) age sixty-five (65), (b) age sixty (60) with ten (10) Years of Service, (c) age fifty-five (55) with twenty (20) Years of Service or (d) if an employee is an Officer of an Employer at the time of his or her severance from employment, age fifty-five (55) with ten (10) Years of Service; and shall mean, with respect to a Director who is not an employee, severance of his or her directorship(s) with all Employers on or after the earlier of the attainment of: (x) age sixty-five (65) or (y) age fifty-five (55) with ten (10) years of board service. If a Participant is both an employee and a Director, Retirement shall not occur until he or she Retires as both an employee and a Director; provided, however, that such a Participant may elect, in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an employee of all Employers. For purposes of this definition only, an "Officer of an Employer" shall mean a person who the Board determines, in its sole discretion, to be an officer of any Employer."

              Pinnacle has caused this Amendment to be signed by its duly authorized officer on December 16, 1994.
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                                       Pinnacle West Capital Corporation


                                       By:       Faye Widenmann
                                            -------------------------
                                       Its:      Vice President
                                            -------------------------